         VOTING AGREEMENT, dated as of September 15, 1997 (this "AGREEMENT"), among Getty Communications (USA), Inc., a Delaware corporation ("GETTY IMAGES") and the stockholders (the "VOTING STOCKHOLDERS") of PhotoDisc, Inc., a Washington corporation ("PHOTODISC"), identified on the signature pages of this Agreement.


                                 W I T N E S S E T H:

         WHEREAS, Getty Images, Getty Communications plc, a public limited company organized under the laws of England and Wales, PhotoDisc, Inc., a Washington corporation ("PHOTODISC"), and Print Merger, Inc., a Washington corporation and wholly owned subsidiary of Getty Images ("MERGER SUB"), propose to enter into a Merger Agreement, dated as of the date hereof (the "MERGER AGREEMENT"), which provides, among other things, that Merger Sub will merge with and into PhotoDisc (the "MERGER") upon the terms and subject to the conditions set forth in the Merger Agreement (a copy of which is attached hereto as Exhibit
A);

         WHEREAS, as of the date hereof, the Voting Stockholders collectively
own    7,175,230 shares of common stock, par value $0.01 per share, of PhotoDisc
("PHOTODISC COMMON STOCK") and 1,181,861 shares of Series A Preferred Stock, par value $0.01 per share, of PhotoDisc ("SERIES A PREFERRED STOCK"); and

         WHEREAS, as a condition to the willingness of Getty Images to enter into the Merger Agreement, Getty Images has required that each of the Voting Stockholders agrees, and in order to induce Getty Images to enter into the Merger Agreement, each of the Voting Stockholders has agreed, to enter into this Agreement with respect to all the shares of PhotoDisc Common Stock and Series A Preferred Stock now owned and which may hereafter be acquired by the Voting Stockholders (the "SHARES");

         NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, indemnities and agreements set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                      ARTICLE I

                                   VOTING OF SHARES

         SECTION 1.01. NO DISPOSITION OR ENCUMBRANCE OF SHARES. Each Voting Stockholder hereby covenants and agrees, severally and not jointly, that such Voting Stockholder shall not, and shall not offer or agree to, sell, transfer, tender, assign, hypothecate or otherwise dispose of, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on such Voting Stockholder's voting rights,

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charge or other encumbrance of any nature whatsoever with respect to the Shares now owned or that may hereafter be acquired by such Voting Stockholder at any time to the termination of this Agreement.

         SECTION 1.02. VOTING OF SHARES; FURTHER ASSURANCES. Each Voting Stockholder, by this Agreement, does hereby constitute and appoint Getty Images, or any nominee of Getty Images, with full power of substitution, during and for the term of this Agreement, as such Voting Stockholder's true and lawful attorney and proxy, for and in such Voting Stockholder's name, place and stead, to vote each of the Voting Stockholder's Shares as such Voting Stockholder's proxy, at every annual, special or adjourned meeting of shareholders of PhotoDisc (including the right to sign such Voting Stockholder's name (as stockholder) to any consent, certificate or other document relating to PhotoDisc that the law of the State of Washington may permit or require) (i) in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination between PhotoDisc and any person or entity (other than the Merger) and (iii) in favor of any other matter necessary to effect the consummation of the transactions contemplated by the Merger Agreement.

         SECTION 1.03. NO INCONSISTENT AGREEMENTS. Each Voting Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Voting Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares which is inconsistent with this Agreement.


                                      ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF THE VOTING STOCKHOLDERS

         Each of the Voting Stockholders, severally and not jointly, hereby represents and warrants to Getty Images as follows:

         SECTION 2.01. AUTHORITY OF VOTING STOCKHOLDERS. Such Voting Stockholder has all necessary capacity, power and authority to enter into this Agreement, to carry out such Voting Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Voting Stockholder, the performance by such Voting Stockholder of such Voting Stockholder's obligations hereunder and the consummation by such Voting Stockholder of the transactions contemplated hereby have been duly authorized by all requisite action on the part of such Voting Stockholder. This Agreement has been duly executed and delivered by such Voting Stockholder and (assuming the due authorization, execution and delivery by Getty Images) this Agreement constitutes a

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legal, valid and binding obligation of such Voting Stockholder enforceable against such Voting Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

         SECTION 2.02. NO CONFLICT. The execution, delivery and performance of this Agreement by such Voting Stockholder do not and will not (i) violate, conflict with or result in the breach of any provision of the charter or by-laws or operating agreement (or equivalent organizational documents) of such Voting Stockholder, (ii) conflict with or violate (or cause an event which reasonably could be expected to have a material adverse effect on such Voting Stockholder as a result of) any law, rule, regulation, order, judgment or decree applicable to such Voting Stockholder or by which the Shares are bound or affected or
(iii) conflict with, result in any breach of, constitute a default (or an event that, with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any material note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which such Voting Stockholder is a party or by which such Voting Stockholder or the Shares are bound or affected.

         SECTION 2.03. OWNERSHIP OF SHARES. Such Voting Stockholder owns of record and beneficially, free and clear of all Encumbrances (as defined in the Merger Agreement), the number of shares of PhotoDisc Common Stock or Series A Preferred Stock set forth opposite the name of such Voting Stockholder in
Section 3.03(d) of the PhotoDisc Disclosure Schedule (as defined in the Merger Agreement). Such Voting Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares.


                                     ARTICLE III

                                    MISCELLANEOUS

         SECTION 3.01. TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement.

         SECTION 3.02. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by

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                                          4


cable, by facsimile, by telegram, by telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.02):

         (a)  if to Getty Images:

              c/o of Getty Communications plc
              101 Bayham Street
              London NW1 0AG England
              Facsimile:  (44171) 267-6540
              Attention:  Nick Evans-Lombe

              with a copy to each of:

              Clifford Chance
              200 Aldersgate Street
              London EC1A 4JJ England
              Facsimile:  (44171) 600-5555
              Attention:  Michael Francies

              Shearman & Sterling
              555 California Street
              San Francisco, California  94104
              Facsimile:  (415) 616-1199
              Attention:  Christopher D. Dillon

         (b) if to any Voting Stockholders to the address set forth underneath their signature;

              with a copy to:

              Heller Ehrman White & McAuliffe
              6100 Columbia Center
              701 Fifth Avenue
              Seattle, Washington  98104
              Telecopy:  (206) 447-0849
              Attention:  Thomas S. Hodge

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         SECTION 3.03.  PUBLIC ANNOUNCEMENTS.  No party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without prior consent of the other party (except to the extent that such disclosure is required by law or the rules of the Nasdaq National Market), and, to the extent practicable, the parties shall cooperate as to the timing and contents of any such press release or public announcement.

         SECTION 3.04. HEADINGS. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 3.05. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the terms of this Agreement remain as originally contemplated to the greatest extent possible.

         SECTION 3.06. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between Getty Images and the Voting Stockholders with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Getty Images and the Voting Stockholders with respect to the subject matter hereof.

         SECTION 3.07. ASSIGNMENT. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such parties).

         SECTION 3.08. NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 3.09. AMENDMENT. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the parties hereto.

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                                          6


         SECTION 3.10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that state. All actions and proceedings arising out of or related to this Agreement shall be heard and determined in any Delaware state or federal court sitting in the State of Delaware.

         SECTION 3.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         SECTION 3.12. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.


         IN WITNESS WHEREOF, each of Getty Images and the Voting Stockholders has duly executed, or has caused this Agreement to be duly executed by its duly authorized representative, as of the date first written above.

                                       GETTY COMMUNICATIONS (USA), INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       PDI, L.L.C.

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:
                                       Address:       c/o PhotoDisc, Inc.
                                                      2013 Fourth Avenue
                                                      4th Floor
                                                      Seattle, WA  98121
                                       Facsimile:     (206) 441-9379
                                       Attention:     Mark Torrance

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                                  -----

                                       Mark Torrance
                                       Address:

-----------------------------------

-----------------------------------
                                       Facsimile:


                                  -----
-----------------------------------
                                       Chris Birkeland
                                       Address:

-----------------------------------

-----------------------------------

                                       Facsimile:


                                  -----

-----------------------------------
                                       Sally von Bargen
                                       Address:


-----------------------------------

-----------------------------------
                                       Facsimile:


                                       ADVENT VII L.P.


                                       By:
                                          ------------------------------------
                                            Name:
                                            Title:
                                            Address:

-----------------------------------

-----------------------------------

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                                       Facsimile:
-----------------------------------
                                       Attention:

-----------------------------------





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                                          9

                                       ADVENT ATLANTIC AND
                                       PACIFIC III, L.L.P.


                                       By:
                                           -----------------------------------
                                            Name:
                                            Title:
                                            Address:

-----------------------------------

-----------------------------------
                                       Facsimile:
-----------------------------------
                                       Attention:
-----------------------------------

                                       ADVENT NEW YORK L.P.


                                       By:
                                           -----------------------------------
                                            Name:
                                            Title:
                                            Address:

-----------------------------------

-----------------------------------
                                       Facsimile:
-----------------------------------
                                       Attention:
-----------------------------------


                                       TA VENTURE INVESTORS LIMITED PARTNERSHIP


                                       By:
                                           -----------------------------------
                                            Name:
                                            Title:
                                            Address:

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                                          10

                                            Address:

-----------------------------------

-----------------------------------
                                       Facsimile:
-----------------------------------
                                       Attention:
-----------------------------------

                                      EXHIBIT A

                                  [MERGER AGREEMENT]